UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

CBL & ASSOCIATES PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee		37421-6000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 855-0001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value, with associated Stock Purchase Rights	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
Effective February 15, 2023, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved the 2023 Annual Incentive Compensation Plan (the “2023 AIP”) that will be applicable to determine annual bonus compensation for performance during the Company’s fiscal year 2023 for those individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K, as well as Benjamin W. Jaenicke, who will be included as a “named executive officer” in the proxy statement for the Company’s 2023 Annual Meeting of Shareholders due to his appointment as Chief Financial Officer effective January 1, 2023 (such individuals, collectively, the “Designated Executive Officers”). Effective February 17, 2023, the Compensation Committee approved the 2023 Long Term Incentive Plan applicable to the Designated Executive Officers, all as described below.

Also, effective as of February 15, 2023, the Compensation Committee approved an amendment, as described below, to the terms of Mr. Jaenicke’s Employment Agreement dated September 1, 2022, as previously described in the Company’s Current Report on Form 8-K filed on September 1, 2022 (the “9‑1‑2022 Form 8-K”).

Amendment to Chief Financial Officer’s Employment Agreement

The Compensation Committee approved an amendment to Mr. Jaenicke’s Employment Agreement to recast the 2023 equity incentive award targets that were expressed as a minimum number of shares in his original Employment Agreement to instead be expressed as dollar values, consistent with the terms of the Company’s 2023 Long Term Incentive Plan awards for certain executive officers as described below. As amended, Mr. Jaenicke’s Employment Agreement provides that he will participate in equity incentive programs for 2023 under the Company’s 2021 Equity Incentive Plan (“EIP”) on the same basis as other similarly situated executives, with awards of restricted common stock having a target value of not less than $699,000 and awards of performance stock units (or equivalents) having a target value of not less than $838,800.

The foregoing summary description of the First Amendment to Mr. Jaenicke’s Employment Agreement is not complete and is qualified in its entirety by reference to the full text of such amendment, which is filed as an exhibit to this report. Apart from the modification described above, the terms of Mr. Jaenicke’s Employment Agreement remain as described in the 9-1-2022 Form 8-K, which description is incorporated herein by reference.

Approval of 2023 Annual Incentive Compensation Plan

The 2023 AIP, similar to the Annual Incentive Plans adopted for prior years beginning with fiscal year 2015, is designed to reward the Designated Executive Officers for the achievement of annual Corporate Goals and Individual Performance Goals, as assessed by the Compensation Committee. For the Chief Executive Officer (CEO), 70% of the total AIP opportunity will be based on the Corporate Goals, which are generally quantitative, and the remaining 30% will be based on qualitative Individual Performance Goals. For the other Designated Executive Officers, 60% of the total award will be based on Corporate Goals and the remaining 40% will be based on Individual Performance Goals.

The Corporate Goals portion of the 2023 AIP awards will be allocated between the two categories of performance measures described below, with (A) the Financial Goals weighted 42% for the CEO and 36% for the other Designated Executive Officers and (B) the Operational Goals weighted 28% for the CEO and 24% for the other Designated Executive Officers:

(1)
Financial Goals, including goals related to (i) Funds From Operations (“FFO”), as adjusted, as reported in the Company’s periodic reports (Forms 10‑K and 10‑Q) filed with the SEC (the “Periodic Reports”), (ii) Net Operating Income (“NOI”), as reported in the Periodic Reports, (iii) addressing property level mortgage maturities and (iv) achievement of designated levels of discretionary cash flows; and
(2)
Operational Goals, including goals related to (i) square footage of new and renewal leases signed, (ii) achievement of new development and redevelopment project openings, (iii) achievement of targets related to anchor and junior anchor transactions at the Company’s properties and (iv) successful completion of designated Environmental Social Governance (ESG) Goals.

The target cash bonus award levels were set by the Compensation Committee under the 2023 AIP for each of the Company’s Designated Executive Officers as specified below at amounts representing a 5% increase from the target bonus levels set under the Company’s 2022 Annual Incentive Plan:

Designated Executive Officer	Total 2023 Target Cash Bonus Award	Quantitative/ Corporate Goals Allocation	Qualitative/ Individual Goals Allocation
Stephen D. Lebovitz, Chief Executive Officer	$1,050,683	70%	30%
Benjamin W. Jaenicke, Executive Vice President – Chief Financial Officer and Treasurer	$338,000	60%	40%
Michael I. Lebovitz, President	$345,083	60%	40%
Katie A. Reinsmidt, Executive Vice President – Chief Investment Officer	$330,750	60%	40%
Jeffery V. Curry, Chief Legal Officer and Secretary	$221,603	60%	40%

Achievement of target performance for a performance measure will result in 100% payout of the portion of the award based on that performance measure. Performance that meets threshold requirements will result in 50% (of target) payout of the portion of the award based on that performance measure and achievement of the stretch performance for a performance measure will result in 150% (of target) payout. Performance achieved between threshold and stretch level for either metric will result in a prorated bonus payout. There will be no payout for the portion of any award that is based on a performance measure for which less than the threshold level of performance is achieved. The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events, such as acquisitions, dispositions, joint ventures, equity or debt issuances and other capital markets activities, mark-to-market adjustments and certain one-time extraordinary charges for purposes of determining the portion of any Corporate Goals AIP Bonus Award payment based on these metrics.

The Individual Performance Goals established by the Compensation Committee for each Designated Executive Officer under the qualitative portion of the 2023 AIP are outlined below:

Designated Executive Officer	2023 Individual Performance Goals
Stephen D. Lebovitz

(1) Refine, enhance and execute the Company’s strategic and business plans

(2) Progress senior staffing and capabilities

(3) Coordinate closely with the Board Chairman and regularly communicate with other members of the Board

(4) Maintain and enhance key retailer, financial and other important relationships

Benjamin W. Jaenicke

(1) Successfully execute the Company’s Capital Plan including managing future debt maturities and expanding the Company’s lending relationships

(2) Progress staffing and capabilities in finance

(3) Effectively manage the accounting function including relationship with outside auditors

(4) Maintain and improve key financial stakeholder and joint venture partner relationships

(5) Effectively oversee cash management, insurance, real estate taxes and other key responsibilities of the CFO

Michael I. Lebovitz

(1) Supervise redevelopment projects with a focus on managing capital investment as well as achieving approved pro forma returns and scheduled openings

(2) Manage and enhance anchor/department store and joint venture partner relationships

(3) Effectively oversee the Company’s Technology Solutions (IT) and People & Culture (HR) functions including the implementation of technology and organizational initiatives

(4) Ongoing involvement with the leasing, marketing and management divisions of the Company

Katie A. Reinsmidt

(1) Successfully execute the Company’s capital markets and disposition programs as well as coordinate development of certain required disclosures and public filings

(2) Progress senior staffing and capabilities in finance, operations and ESG

(3) Effectively manage and oversee corporate communications and investor relations programs as well as the Company’s ESG program

(4) Continuing involvement in Board material preparation and Board support

Jeffery V. Curry

(1) Oversee and pursue favorable resolution of litigation

(2) Effectively manage and oversee the legal department and manage spend on outside counsel

(3) Continued involvement in Board material preparation and Board support as necessary

(4) Coordinate and support other members of the senior executive team

The additional terms of the 2023 AIP are substantially similar to those of the 2022 Annual Incentive Plan for the Company’s named executive officers, as described in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders previously filed with the SEC. The 2023 AIP is an unfunded arrangement and any compensation payable thereunder may be evaluated, modified or revoked at any time in the sole discretion of the Compensation Committee, which is responsible for administering the plan.

The foregoing summary description of the 2023 AIP is not complete and is qualified in its entirety by reference to the full text of the 2023 AIP, which is filed as an exhibit to this report.

Approval of 2023 Long Term Incentive Program

Effective February 17, 2023, the Compensation Committee also approved the 2023 Long Term Incentive Program for the Designated Executive Officers, consisting of the following elements:

•
"Performance Stock Unit Awards” – 60% of the value of each named executive officer’s Long Term Incentive Award (55% for the CFO) consists of a performance stock unit (“PSU”) award authorized by the Compensation Committee under the EIP. The number of shares of the Company’s Common Stock that each named executive officer may receive upon the conclusion of the three-year performance period applicable to each such award will be determined by two measures: (i) a portion (40%) of the number of shares issued will be determined based on the Company’s achievement of specified levels of long-term relative Total Stockholder Return (“TSR”) performance (stock price appreciation plus aggregate dividends) versus the Retail Sector Component (excluding companies comprising the Free-Standing Subsector) of the FTSE NAREIT All Equity REIT Index (the “Designated Index”), provided that at least a “Threshold” level must be attained for any shares to be received, and (ii) a portion (60%) of such number of shares issued will be determined based on the Company’s absolute TSR performance over such period, provided again that at least a “Threshold” level must be attained for any shares to be received, as described below.
•
“Annual Restricted Stock Awards” – 40% of the value of each Designated Executive Officer’s Long Term Incentive Awards (45% for the Chief Financial Officer (CFO)) consists of a grant of shares of time-vesting restricted stock awarded under the EIP, having the terms and conditions described below.

Designated Executive Officer Grants under 2023 LTIP

The following table illustrates the Long Term Incentives approved by the Compensation Committee on February 17, 2023 for the Company’s 2023 year and the 2023 – 2025 performance cycle with respect to the Performance Stock Units:

Plan Participants – Designated Executive Officers	Target Value of Long Term Incentive Award	Target Value of PSU Award (1)	Target Number of Performance Stock Units (2)	Value of Annual Restricted Stock Award (1)	Number of Shares of Annual Restricted Stock Awarded (3)
Stephen D. Lebovitz, Chief Executive Officer	$1,856,250	$1,113,750	41,542	$742,500	27,695
Ben Jaenicke, Executive Vice President, Chief Financial Officer and Treasurer	$1,537,800	$838,800	31,287	$699,000	26,072
Michael I. Lebovitz, President	$773,500	$464,100	17,311	$309,400	11,540
Katie Reinsmidt, Executive Vice President and Chief Investment Officer	$773,500	$464,100	17,311	$309,400	11,540
Jeffery V. Curry, Chief Legal Officer	$773,500	$464,100	17,311	$309,400	11,540
(1)
The Long Term Incentive Awards are divided into two parts: 60% (55% in the case of the CFO) for the Performance Stock Unit Awards and 40% (45% in the case of the CFO) for Annual Restricted Stock Awards.
(2)
The number of PSUs granted was determined by dividing the target value of each such PSU Award by $26.81, the average of the high and low prices reported for the Company’s Common Stock on the New York Stock Exchange (“NYSE”) on the date that the Compensation Committee set the target value for the Long Term Incentive Award (February 17, 2023).
(3)
The number of shares of Restricted Common Stock per each Annual Restricted Stock Award likewise was determined by dividing the value of each such Annual Restricted Stock Award by $26.81, determined as stated above.

Performance Stock Unit Awards Component of LTIP

Structure of Designated Index Measure Component of PSU Awards

As noted above, 40% of the number of shares issuable to a Designated Executive Officer upon conclusion of the 3-year performance period will depend on the Company’s achievement of at least a “Threshold” level of TSR performance as compared to the TSR for the Designated Index over the same time period. The level of achievement will be determined based on how the Company’s TSR ranks among the constituents that comprise the Designated Index.

The “Threshold,” “Target,” and “Maximum” benchmarks established for the TSR achieved by the Company over the relevant three-year performance period in comparison to the Designated Index, the resulting impact on the number of shares of Restricted Common Stock earned by each Designated Executive Officer for the 40% of the award based on the Designated Index Measure upon the maturity of PSUs at the conclusion of the three-year performance period, and the additional service-based vesting schedule applicable to any shares earned is summarized in the following table:

Performance Benchmark Achieved	Number of Shares Awarded at Payout of Performance Stock Units	Vesting Schedule
Below “Threshold” Level	No performance stock earned

The number of shares of Restricted Common Stock earned by (and then issued to) a Designated Executive Officer for each rolling three-year performance cycle is equal to the multiple indicated in the preceding column of the number of PSUs issued to each Designated Executive Officer at the beginning of the three-year performance period.

Such shares, when issued at the conclusion of the three-year performance cycle, will then vest in full on the first anniversary date following the date of issuance of such shares.

“Threshold” No less than 30th Percentile of the Designated Index TSR	Shares issued equal to 0.5 x 40% of the PSUs issued for Such 3-year Cycle, with excess over Threshold Benchmark pro-rated between Threshold and Target levels
“Target” No less than 50th Percentile of the Designated Index TSR	Shares issued equal to 1.0 x 40% of the Performance Stock Units issued for Such 3-year Cycle, with excess over Target Benchmark pro-rated between Target and Maximum levels
“Maximum” At least75th Percentile of the Designated Index TSR	Shares issued equal to 2.0 x 40% of the Performance Stock Units Issued for Such 3-year Cycle

If the calculated comparison is between Threshold and Maximum for any performance period, then the number of Performance Stock Units earned will be prorated as indicated in the preceding table.

Structure of Company Absolute Return Measure Component of PSU Awards

As noted above, 60% of the number of shares issuable to a Designated Executive Officer upon conclusion of the 3-year performance period will depend on the Company’s achievement of at least a “Threshold” level of absolute TSR for holders of the Company’s Common Stock over the same time period.

The “Threshold,” “Target,” and “Maximum” benchmarks established for the absolute TSR achieved by the Company over the relevant three-year performance period, the resulting impact on the number of shares of Restricted Common Stock earned by each Designated Executive Officer for the 60% of the award based on the Company Absolute Return Measure upon the maturity of PSUs at the conclusion of the three-year performance period, and the additional service-based vesting schedule applicable to any shares earned is summarized in the following table:

Performance Benchmark Achieved	Number of Shares Awarded at Payout of Performance Stock Units	Vesting Schedule
Below “Threshold” Level Annualized Company TSR of less than 5.5%	No performance stock earned

The number of shares of Restricted Common Stock earned by (and then issued to) a participating officer for each rolling 3‑year performance cycle is equal to the multiple indicated in the preceding column of the number of Performance Stock Units issued to each participating officer at the beginning of the 3‑year performance period.

Such shares, when issued at the conclusion of the three-year performance cycle, will then vest in full on the first anniversary date following the date of issuance of such shares.

If a participating officer’s employment terminates prior to conclusion of the vesting period (i) due to death or disability (as defined in the PSU award agreements) or (ii) due to a termination by the Company without “cause” (as defined in the PSU award agreements), then in either case the unvested shares (and the non-vested portion of any cash required to be paid pursuant to the NYSE Grant Limitation described below) will vest in the officer or his/her estate, as applicable.

“Threshold” Annualized Company TSR of 5.5%	Shares issued equal to 0.5 x 60% of the Performance Stock Units issued for Such 3-year Cycle, with excess over Threshold Benchmark pro-rated between Threshold and Target levels
“Target” Annualized Company TSR of 9%	Shares issued equal to 1.0 x 60% of the Performance Stock Units issued for Such 3-year Cycle, with excess over Target Benchmark pro- rated between Target and Maximum levels
“Maximum” Annualized Company TSR of 15% or greater	Shares issued equal to 2.0 x 60% of the Performance Stock Units Issued for Such3-year Cycle

If the calculated basis point comparison is between benchmarks as noted above for the 3-year performance period, then the number of PSUs earned will be prorated as indicated in the preceding table.

As reflected above, once issued, the shares of Restricted Common Stock issued in connection with performance under either the Designated Index Measure or the Company Absolute Return Measure components of the PSUs will then vest one (1) year after the date of issuance. Upon vesting, the shares will not be subject to forfeiture, but the Designated Executive Officers will be required to retain ownership of shares representing the after tax value of the shares for a period of two (2) years following the vesting date, except upon the Designated Executive Officer’s termination of employment with the Company.

Additional terms and conditions of the PSU component of the LTIP Awards to the Designated Executive Officers may be summarized as follows:

•
The terms of Section 312.03(b) of the NYSE Listed Company Manual currently limit the number of shares of Company Common Stock (or of any securities convertible into or exercisable for Common Stock) that may be issued to a participating officer (in his/her capacity as an officer of the Company) in any transaction or series of related transactions without obtaining approval of the Company’s shareholders as a prerequisite to such issuance (the “NYSE Grant Limitation”). For purposes of applying the NYSE Grant Limitation, the granting of any “performance-based award” (including the PSUs referenced herein) must be deemed to equal the maximum number of shares of Company Common Stock that could be issued under such award. To the extent the grant of PSUs hereunder to a participating officer could produce an award in excess of the NYSE Grant Limitation for the Company’s current fiscal year, then at the conclusion of the 3-year performance cycle and if the Company’s performance has resulted in a payout per the PSUs (i.e., the issuance of shares of Company Common Stock), the excess, if any, shall not be issued to the participating officer, but an amount of cash equivalent to the number of shares of Company Common Stock constituting the excess times the average of the high and low trading prices reported for the Company’s Common Stock on the NYSE on the date such shares would have otherwise been issuable to the participating officer will be payable to the participating officer in cash but subject to the same vesting provisions as if the full payment of the value of the PSUs had occurred through issuance of Restricted Common Stock as described above. In addition, to the extent cash is to be paid to a participating officer for all or any portion of the value of the PSUs because of the operation of this provision, the cash will be paid first ahead of the issuance of shares of Restricted Common Stock.
•
Subject to the limitations set forth in the immediately preceding paragraph, shares subject to PSU Awards will not be issued until the maturity of each such award at the end of a 3-year performance period and, accordingly, will not have any voting rights and will not receive any dividends unless earned. As soon as administratively practicable following the date on which the Company’s Compensation Committee certifies that a PSU award is earned for the applicable performance period, the Company will issue to the participant one share of the Company’s common stock for each earned PSU. Settlement is subject to applicable tax withholding.
•
As cash or stock dividends are paid on the shares of the Company’s common stock underlying the PSUs, those dividends will increase the number of a participant’s outstanding PSUs. In the case of cash dividends, the number of additional PSUs will be determined based the number of shares of Company common stock that could be purchased with such cash dividends based on the closing price of Company common stock on the applicable record date. Dividend equivalents will be paid out in additional shares of Common Stock at the time the PSUs are earned. Dividend equivalents related to PSUs that are not earned will be forfeited.
•
If a participating officer’s employment is terminated prior to the end of any annual performance period due to death or disability (as defined in the PSU award agreements), or due to a termination by the Company without “Cause” (as defined in the PSU award agreements), then the officer will be entitled to receive a pro rata portion of any PSUs earned for that Annual Performance Period (determined by dividing the number of days from January 1 of the applicable annual performance period within the 3-year performance period through the date of such termination by 365), and any remaining PSUs for such annual performance period, and any subsequent annual performance period, will be forfeited.
•
If a participating officer’s employment is terminated other than for “Cause” (as defined in the PSU award agreements) within 24 months following a Change in Control (as defined in the PSU award agreements) and prior to the end of the 3-year performance period, then the officer will be entitled to receive a pro rata portion of any PSUs earned through the date of such termination (determined by dividing the number of days from January 1 of the applicable annual performance period within the 3-year performance period through the date of such termination by 365), and any remaining PSUs for such annual performance period, and any subsequent annual performance period, will be forfeited.

The foregoing description of the PSU awards is qualified in its entirety by reference to the full text of the Company’s EIP, the 2023 Long Term Incentive Plan and the Form of Performance Stock Unit Award Agreement for such awards, each of which is filed or incorporated by reference as an exhibit to this report.

Annual Restricted Stock Awards Component of LTIP

As referenced above, each LTIP Award includes a target value amount (40% and 45% in the case of the CFO) that a Designated Executive Officer will receive in the form of an Annual Restricted Stock Award. The terms and conditions of the Annual Restricted Stock Awards to the Designated Executive Officers may be summarized as follows:

•
The shares vest over a three (3) year period, with restrictions expiring on one third of the shares subject to each award annually beginning on the first anniversary of the date of grant.

•
The grantee generally has all of the rights of a stockholder during the vesting/restricted period, including the right to receive dividends on the same basis and at the same rate as all other outstanding shares of common stock and the right to vote such shares on any matter on which holders of the Company’s common stock are entitled to vote.
•
The shares generally are not transferable during the restricted period, except for any transfers which may be required by law (such as pursuant to a domestic relations order).
•
If the grantee’s employment terminates during the restricted period for any reason other than (i) termination by the Company without “cause” (as defined in the award), (ii) death or disability (as defined in the award) or (iii) termination by the Company upon a Change in Control (as defined in the EIP), the award agreements provide that any non-vested portion of the restricted stock award will be immediately forfeited by the grantee.
•
If employment terminates during the restricted period (i) due to a termination by the Company without “cause” (as defined in the award), (ii) due to death or disability (as defined in the award) or (iii) due to termination by the Company upon a Change in Control (as defined in the EIP), the award agreements provide that any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the grantee or his or her estate, as applicable.

The foregoing description of such restricted stock awards is qualified in its entirety by reference to the full text of the EIP, the 2023 Long Term Incentive Plan and the form of award agreement, each of which is filed or incorporated by reference as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
10.1	First Amendment, dated February 15, 2023, to Employment Agreement for Benjamin W. Jaenicke dated September 1, 2022.
10.2	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2023).
10.3	CBL & Associates Properties, Inc. 2021 Equity Incentive Plan (incorporated by reference from the Company’s Current Report on Form 8-K, filed on November 16, 2021).
10.4	2023 Long Term Incentive Plan under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
10.5	Form of 2023 LTIP Performance Stock Unit Award Agreement under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
10.6	Form of 2023 LTIP Stock Restriction Agreement under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

Date:	February 22, 2023	By:	/s/ Jeffery V. Curry
Jeffery V. Curry Chief Legal Officer and Secretary